UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2010
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On September 7, 2010, Medco Health Solutions, Inc. (“Medco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the underwriters named therein pursuant to which Medco has agreed to issue $500,000,000 aggregate principal amount of 2.750% Notes due 2015 (the “2015 Notes”) and $500,000,000 aggregate principal amount of 4.125% Notes due 2020 (the “2020 Notes”, and together with the 2015 Notes, the “Notes”), upon the terms and conditions set forth in the Underwriting Agreement. The Notes will be governed by the terms of an Indenture between Medco and U.S. Bank Trust National Association, as Trustee, dated as of March 18, 2008 (the “Indenture”). Medco intends to use the net proceeds from the sale of the Notes for general corporate purposes, including repayment of borrowings under Medco’s senior unsecured revolving credit facility, which may include borrowings used to fund Medco’s acquisition of United BioSource Corporation, which was described in Medco’s prospectus supplement filed with the SEC on September 9, 2010.
     Interest on the 2015 Notes will accrue from September 10, 2010 at the rate of 2.750% per year, and interest on the 2020 Notes will accrue from September 10, 2010 at the rate of 4.125% per year. Interest on the Notes will be payable semi-annually on March 15 and September 15 of each year, commencing March 15, 2011. The 2015 Notes will mature on September 15, 2015, and the 2020 Notes will mature on September 15, 2020. The Notes are senior unsecured debt obligations of Medco and will rank equally in right of payment among themselves and with all of Medco’s other present and future senior unsecured indebtedness.
     The Notes have been registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-3 (No. 333-149655) previously filed with the Commission by Medco under that Act. A copy of the Underwriting Agreement is filed as an exhibit hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     Medco hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed on March 12, 2008 and supplemented by the Prospectus Supplement dated September 7, 2010, or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated September 7, 2010
8.1	Opinion of Sullivan & Cromwell LLP
12.1	Statement regarding computation of the ratio of earnings to fixed charges
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
Date: September 9, 2010	By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 7, 2008
8.1	Opinion of Sullivan & Cromwell LLP
12.1	Statement regarding computation of the ratio of earnings to fixed charges
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1)
99.1	Information relating to Item 14 of the Registration Statement